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EXHIBIT 10.2 TO FORM 8K



   Amendment No. 4 to Amended and Restated Motor Vehicle Installment Contract
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                           Loan and Security Agreement
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This AMENDMENT NO. 4 (this "Amendment") is made by and between THE FINANCE
COMPANY, a Virginia corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, A New York corporation ("Lender").

                                    RECITALS

     A. Borrower and Lender are parties to an Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated January 1, 1999, as amended by Amendment No. 1 dated May 10, 2000. Amendment No. 2 dated August 18, 2000, and Amendment No. 3 dated September 29, 2000 (as so amended, the "Agreement"), which Agreement amended and restated that certain Loan and Security Agreement, dated December 20, 1996, as amended.

     B. Borrower and Lender desire to amend certain provisions of the Agreement pursuant to the terms set forth in this Amendment.

     In consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, Borrower and Lender agree as follows:

1. Defined Terms. Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the same meaning given to such term(s) in the Agreement.

2. Amendments to Agreement. Effective as of the date hereof, the Agreement is hereby amended as follows:

(a) The first four sentences in Section 2.3, Loan Term: Right to Terminate, shall be deleted in their entirety and replaced with the following:

     "Unless sooner terminated as hereinafter provided, this Agreement shall terminate on the last day of the initial term, or if renewed, on the last day of the renewal term. The initial term is January 1, 1999 through March 31, 2001. There are two renewal terms. The first renewal term is April 1, 2001 through January 1, 2002 and the second renewal term is January 2, 2002 through January 1, 2003."

3. Incorporation of Amendment. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Agreement, the terms and provisions of which, unless expressly modified herein, or unless no longer applicable by their terms, are hereby affirmed and ratified and remain in full force and effect. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Agreement, the terms and provisions of this Amendment shall control. Each reference to the Agreement shall be a reference to the Agreement as amended by this Amendment. Nothing contained herein is intended, nor shall be construed to be a novation or an accord and satisfaction of the outstanding Note or any of Borrower's obligations to Lender.
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4.  Borrower Remains Liable. Borrower hereby confirms that the Agreement and each document executed by Borrower in connection therewith continue unimpaired and in full force and effect and shall cover and secure all of Borrower's existing and future obligations to Lender. Nothing contained herein is intended, nor shall be construed, to be a novation or an accord and satisfaction of the outstanding liabilities or any of Borrower's other obligations to Lender.

5. Headings. The paragraph headings contained in this Amendment are for convenience of reference only and shall not be considered a part of this Amendment in any respect.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. Nothing herein shall preclude Lender from bringing suit or taking other legal action in any jurisdiction.

7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

8. Faxed Documents. In order to expedite the acceptance and execution of this Amendment, each of the parties hereto agrees that a faxed copy of any original executed document shall have the same binding effect on the party so executing the faxed documents as an original handwritten executed copy thereof.



     IN WITNESS WHEREOF, the undersigned have entered into this Amendment as of November 30, 2000



                                   GENERAL ELECTRIC CAPTIAL CORPORATION

                                   By:_________________________________________

                                   Print:_______________________________________

                                   Title:_______________________________________


                                   THE FINANCE COMPANY

                                   By:________________________________________

                                   Print:_______________________________________

                                   Title:_______________________________________